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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 12, 2002

                         MADISON BANCSHARES GROUP, LTD.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Pennsylvania                        0-17539                      23-2512079
---------------                   ------------               -------------------
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


     1767 Sentry Parkway West, Blue Bell, PA                       19422
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (215) 641-1111
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. OTHER EVENTS.
        ------------

     On September 12, 2002, the Registrant consummated a private placement of 70,000 shares of its common stock, par value $1.00 per share, to Peter D. DePaul, Chairman of the Registrant's Board of Directors, for a purchase price of $4.31 per share. Proceeds from the transaction will be used by the Registrant for working capital purposes.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MADISON BANCSHARES GROUP, LTD.


                                              By: /s/ CHERYL HINKLE RICHARDS
                                                  ------------------------------
                                                  Cheryl Hinkle Richards
                                                  Senior Vice President


September 16, 2002